UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

Gramercy Property Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32248	06-1722127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 5th Avenue, 30th Floor
New York, New York 10175

(Address of principal executive offices) (Zip Code)

(212) 297-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On  June 11, 2015, Gramercy Property Trust Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the completion of a 20-year sale leaseback transaction with LTF Holdings, Inc., together with its affiliates, (the “Seller”) to acquire a portfolio of ten fitness center properties (the “Life Time Portfolio”). The Life Time Portfolio was owned by Life Time Fitness, Inc. (“Life Time”), and the Seller acquired the right to convey the properties to the Company immediately prior to the closing of the acquisition on June 10, 2015, pursuant to the closing of the previously announced merger of a subsidiary of Seller with and into Life Time, whereby Life Time became an indirect, wholly owned subsidiary of Seller. The Company hereby amends the Initial Report to include the historical financial statements and the pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

All properties in the Life Time Portfolio are occupied by the Seller and subject to triple net leases whereby the Seller is responsible for all expenses associated with the property, and no single property included in the transaction represented 10% or more of the Company’s total assets reflected on its latest audited balance sheet filed with the Securities and Exchange Commission (the “SEC”) prior to the acquisition. In total, the Life Time Portfolio acquisition does not exceed 20% of the pro forma total assets of the Company, as included in the Company’s 8-K/A filed on May 21, 2015 for its acquisition of the Dividend Capital Portfolio.  Additionally, although the Life Time Portfolio acquisition exceeds 10% of the aforementioned pro forma total assets of the Company included in the 8-K/A filed on May 21, 2015, there is no lease history related to the Life Time Portfolio, as the leases for the properties in the Life Time Portfolio were entered into concurrently with the acquisition. The Company believes that financial information about the tenants, or the parent company of which the tenant is a wholly owned subsidiary, is more relevant to investors than financial statements of the acquired tenant site for properties which are subject to triple net leases. Life Time Fitness was a public company prior to the previously announced merger, which occurred immediately prior to the Company’s acquisition of the Life Time Portfolio. Life Time Fitness (NYSE: LTM) provided publicly available financial statements in reports filed with the SEC at http://www.sec.gov.

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2014	4
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2014	5
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2015	6
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2015	7
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014	8
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014	9

d

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF GRAMERCY PROPERTY TRUST INC.

The following unaudited pro forma financial information should be read in conjunction with the Consolidated Balance Sheets of the Company as of March 31, 2015 and December 31, 2014, the related Condensed Consolidated Statements of Operations, Comprehensive Income (Loss), Stockholders’ Equity, and Cash Flows for the three months ended March 31, 2015 and the year ended December 31, 2014, and the notes thereto. The Condensed Consolidated Financial Statements of the Company as of March 31, 2015 and December 31, 2014 and for the three months and year ended March 31, 2015 and December 31, 2014 have been included in the Company’s prior filings with the SEC.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2014 has been prepared to give effect to the Life Time Portfolio acquisition as if the acquisition occurred on December 31, 2014. The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2015 and the year ended December 31, 2014 have been prepared to give effect to the Life Time Portfolio acquisition as if the acquisition occurred on January 1, 2015 and January 1, 2014, respectively.

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the acquisition of the Life Time Portfolio had occurred at the beginning of the periods presented, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s Condensed Consolidated Financial Statements included in  the Quarterly Report on Form 10-Q for the three months ended March 31, 2015 and the Company’s 2014 Annual Report on Form 10-K.

Gramercy Property Trust Inc.

Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2014

(in thousands – except share and per share data)

(Unaudited)

	Gramercy Property Trust Inc. Historical (1)	Life Time Portfolio (2)	Pro Forma
Assets:
Real estate investments, at cost:
Land	$239,503	$25,110	$264,613
Building and improvements	828,117	276,481	1,104,598
Less: accumulated depreciation	(27,598)	-	(27,598)
Total real estate investments, net	1,040,022	301,591	1,341,613
Cash and cash equivalents	200,069	(1,591)	198,478
Restricted cash	1,244	-	1,244
Servicing advances receivable	1,485	-	1,485
Retained CDO bonds	4,293	-	4,293
Tenant and other receivables, net	15,398	-	15,398
Acquired lease assets, net	200,231	-	200,231
Deferred costs, net	10,355	-	10,355
Goodwill	3,840	-	3,840
Other assets	23,063	-	23,063
Total assets	$1,500,000	$300,000	$1,800,000

Liabilities and Equity:
Liabilities:
Exchangeable senior notes, net	$107,836	$-	$107,836
Senior unsecured term loan	200,000	-	200,000
Unsecured credit facility	-	300,000	300,000
Mortgage notes payable	161,642	-	161,642
Total long term debt	469,478	300,000	769,478
Accounts payable and accrued expenses	18,806	-	18,806
Dividends payable	9,579	-	9,579
Accrued interest payable	2,357	-	2,357
Deferred revenue	11,592	-	11,592
Below-market lease liabilities, net	53,826	-	53,826
Derivative instruments, at fair value	3,189	-	3,189
Other liabilities	8,263	-	8,263
Total liabilities	577,090	300,000	877,090
Commitments and contingencies	-	-	-
Noncontrolling interest in operating partnership	16,129	-	16,129

Equity:
Common stock, par value $0.001, 220,000,000 shares authorized and 46,736,392 shares issued and outstanding.	47	-	47
Series B cumulative redeemable preferred stock, par value $0.001, liquidation preference $87,500, 3,500,000 shares authorized, issued and outstanding.	84,394	-	84,394
Additional paid-in-capital	1,768,977	-	1,768,977
Accumulated other comprehensive loss	(3,703)	-	(3,703)
Accumulated deficit	(942,934)	-	(942,934)
Total equity	906,781	-	906,781
Total liabilities and equity	$1,500,000	$300,000	$1,800,000

See accompanying notes to unaudited pro forma condensed consolidated balance sheet.

Gramercy Property Trust Inc.

Notes to Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2014

(in thousands – except share and per share data)

(Unaudited)

(1) Historical financial information derived from the Company’s 2014 Annual Report on Form 10-K.

(2)  Reflects the acquisition of the Life Time Portfolio as if it had occurred on December 31, 2014 for approximately $300,500 plus closing costs, including a $300,000 drawdown made by the Company on its Unsecured Credit Facility to finance the acquisition. The Company is currently analyzing the fair value of the assets and liabilities of the Life Time Portfolio; and accordingly, the purchase price allocations are preliminary and subject to change.

Gramercy Property Trust Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2015

(in thousands – except share and per share data)

(Unaudited)

	Gramercy Property Trust Inc. Historical (1)	Pro Forma Adjustments		Pro Forma
Revenues
Rental revenue	$31,190	$5,663	(2)	$36,853
Management fees	8,186	-		8,186
Operating expense reimbursements	8,138	-		8,138
Investment income	238	-		238
Other income	183	-		183
Total revenues	47,935	5,663		53,598
Expenses
Property operating expenses:
Property management expenses	5,166	-		5,166
Property operating expenses	8,383	-		8,383
Total property operating expenses	13,549	-		13,549
Depreciation and amortization	18,698	1,906	(3)	20,604
Interest expense	6,270	1,378	(4)	7,648
Management, general and administrative	4,773	-		4,773
Acquisition expenses	3,506	-		3,506
Total expenses	46,796	3,284		50,080
Income from continuing operations before equity in loss from joint ventures and equity investments and provision for taxes	1,139	2,379		3,518
Equity in net loss of joint ventures and equity investments	(1)	-		(1)
Income from continuing operations before provision for taxes, and discontinued operations	1,138	2,379		3,517
Provision for taxes	(1,114)	-		(1,114)
Income from continuing operations	24	2,379		2,403
Loss from discontinued operations	(62)	-		(62)
Net income (loss)	(38)	2,379		2,341
Net (income) loss attributable to noncontrolling interest	42	(27)		15
Preferred stock dividends	(1,559)	-		(1,559)
Net income (loss) available to common stockholders	$(1,555)	$2,352		$797
Basic earnings per share:
Net income (loss) from continuing operations, after preferred dividends	$(0.03)			$0.02
Net loss from discontinued operations	-			-
Net income (loss) available to common stockholders	$(0.03)			$0.02
Diluted earnings per share:
Net income (loss) from continuing operations, after preferred dividends	$(0.03)			$0.02
Net loss from discontinued operations	-			-
Net income (loss) available to common stockholders	$(0.03)			$0.02
Basic weighted average common shares outstanding	46,747,557			46,747,557
Diluted weighted average common shares and common share equivalents outstanding	46,747,557			48,633,920

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Gramercy Property Trust Inc.

Notes to Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2015

(in thousands – except share and per share data)

(Unaudited)

(1) Historical financial information derived from the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015.

(2) Represents the straight-line rent that would be recorded for the Life Time Portfolio assuming the Company acquired the properties on January 1, 2015, based on the leases entered into on the properties at the time of acquisition.

(3) Represents the effect of recording the pro forma amortization and depreciation based on the new preliminary purchase price allocations resulting from the acquisition.

(4) Reflects the adjustment for interest expense the Company would incur on the Company’s drawdown of $300,000 on its Unsecured Credit Facility to finance the acquisition on January 1, 2015.

Gramercy Property Trust Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2014

(in thousands – except share and per share data)

(Unaudited)

	Gramercy Property Trust Inc. Historical (1)	Pro Forma Adjustments		Pro Forma
Revenues
Rental revenue	$60,258	$22,653	(2)	$82,911
Management fees	25,033	-		25,033
Operating expense reimbursements	20,604	-		20,604
Investment income	1,824	-		1,824
Other income	221	-		221
Total revenues	107,940	22,653		130,593
Expenses
Property operating expenses:
Property management expenses	17,500	-		17,500
Property operating expenses	21,120	-		21,120
Total property operating expenses	38,620	-		38,620
Other-than-temporary impairment	4,064	-		4,064
Portion of impairment recognized in other comprehensive loss	752	-		752
Net impairment recognized in earnings	4,816	-		4,816
Depreciation and amortization	36,408	7,624	(3)	44,032
Interest expense	16,586	5,513	(4)	22,099
Loss on derivative instruments	3,300	-		3,300
Management, general and administrative	18,416	-		18,416
Acquisition expenses	6,171	-		6,171
Total expenses	124,317	13,137		137,454
Income (loss) from continuing operations before equity in net income from joint ventures and equity investments, gain on remeasurement of previously held joint venture, loss on extinguishment of debt, and provision for taxes	(16,377)	9,516		(6,861)
Equity in net income of joint ventures	1,959	-		1,959
Income (loss) from continuing operations before gain on remeasurement of previously held joint venture, loss on extinguishment of debt, provision for taxes, and discontinued operations	(14,418)	9,516		(4,902)
Gain on remeasurement of previously held joint venture	72,345	-		72,345
Loss on extinguishment of debt	(1,925)	-		(1,925)
Provision for taxes	(809)	-		(809)
Income from continuing operations	55,193	9,516		64,709
Loss from discontinued operations	(524)	-		(524)
Net income	54,669	9,516		64,185
Net (income) loss attributable to noncontrolling interest	236	(71)		165
Net income attributable to Gramercy Property Trust Inc.	54,905	9,445		64,350
Preferred stock redemption costs	(2,912)	-		(2,912)
Preferred stock dividends	(7,349)	-		(7,349)
Net income available to common stockholders	$44,644	$9,445		$54,089
Basic earnings per share:
Net income from continuing operations, after preferred dividends	$1.72			$2.08
Net loss from discontinued operations	(0.02)			(0.02)
Net income available to common stockholders	$1.70			$2.06
Diluted earnings per share:
Net income from continuing operations, after preferred dividends	$1.68			$2.03
Net loss from discontinued operations	(0.02)			(0.02)
Net income available to common stockholders	$1.66			$2.01
Basic weighted average common shares outstanding	26,202,954			26,202,954
Diluted weighted average common shares and common share equivalents outstanding	26,937,585			26,937,585

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Gramercy Property Trust Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

(in thousands – except share and per share data)

(Unaudited)

(1) Historical financial information derived from the Company’s 2014 Annual Report on Form 10-K.

(2) Represents the straight-line rent that would be recorded for the Life Time Portfolio assuming the Company acquired the properties on January 1, 2014, based on the leases entered into on the properties at the time of acquisition.

(3) Represents the effect of recording the pro forma amortization and depreciation based on the new preliminary purchase price allocations resulting from the acquisition.

(4) Reflects the adjustment for interest expense the Company would incur on the Company’s drawdown of $300,000 on its Unsecured Credit Facility to finance the acquisition on January 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gramercy Property Trust Inc.

Date: June 23, 2015	By:	/s/ Jon W. Clark
Jon W. Clark
Chief Financial Officer